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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-42624 and No. 333-50257) of Integrated Orthopaedics, Inc., of our report dated April 12, 2000, with respect to the consolidated financial statements of Integrated Orthopaedics, Inc., included in the Annual Report (Form 10-KSB) for the year ended December 31, 1999.


                                             /s/ Ernst & Young LLP


Houston, Texas
April 12, 2000